CERTIFICATION OF PERIODIC REPORT


I, Joseph J. Ross, Chairman and Chief Executive Officer of Federal Signal Corporation (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002,  18 U.S.C. Section
1350, that:
(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 9, 2002.


                               /s/ Joseph J. Ross
                               Joseph J. Ross
                               Chairman and Chief Executive Officer